UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-112231-06              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2004-3HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On May 25, 2004 distributions were made to the Certificateholders.
Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 25, 2004 is filed as
               Exhibit 99.1 hereto.

Terwin Mortgage Trust Asset-Backed Certificates,
Series TNTS 2004-3HE
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Securities Administrator and Backup Servicer, under the Agreement referred to herein

Date: February 24, 2005   By:    /s/  Pei Huang
                                   --------------------------------------------
                          Name:   Pei Huang
                          Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         May 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on May 25, 2004

         Terwin Mortgage Asset-Backed Certificates Series 2004-3HE
                        Statement To Certificateholders
                                 May 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                     Ending
                Face         Principal                                                          Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A       102,171,000.00   102,171,000.00   4,516,550.93      96,948.93    4,613,499.86      0.00       0.00       97,654,449.07
A1B        98,113,000.00    98,113,000.00           0.00     112,175.86      112,175.86      0.00       0.00       98,113,000.00
M1         15,067,000.00    15,067,000.00           0.00      19,335.98       19,335.98      0.00       0.00       15,067,000.00
M2         12,862,000.00    12,862,000.00           0.00      23,008.69       23,008.69      0.00       0.00       12,862,000.00
M3          3,062,000.00     3,062,000.00           0.00       5,953.89        5,953.89      0.00       0.00        3,062,000.00
B1          3,675,000.00     3,675,000.00           0.00       8,003.33        8,003.33      0.00       0.00        3,675,000.00
B2          3,062,000.00     3,062,000.00           0.00       7,144.67        7,144.67      0.00       0.00        3,062,000.00
B3          3,062,000.00     3,062,000.00           0.00      10,121.61       10,121.61      0.00       0.00        3,062,000.00
N          13,200,000.00    13,200,000.00   1,004,184.98      61,600.00    1,065,784.98      0.00       0.00       12,195,815.02
X                   0.00             0.00           0.00           0.00            0.00      0.00       0.00                0.00
R                 100.00           100.00         100.00           0.09          100.09      0.00       0.00                0.00
TOTALS    254,274,100.00   254,274,100.00   5,520,835.91     344,293.05    5,865,128.96      0.00       0.00      248,753,264.09

AXA       102,171,000.00   102,171,000.00           0.00      25,542.75       25,542.75      0.00       0.00       97,654,449.07
AXB        98,113,000.00    98,113,000.00           0.00       4,088.04        4,088.04      0.00       0.00       98,113,000.00
M1X        15,067,000.00    15,067,000.00           0.00       1,255.58        1,255.58      0.00       0.00       15,067,000.00
M2X        12,862,000.00    12,862,000.00           0.00       1,071.83        1,071.83      0.00       0.00       12,862,000.00
M3X         3,062,000.00     3,062,000.00           0.00         204.13          204.13      0.00       0.00        3,062,000.00
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A      881561EZ3      1,000.00000000      44.20580135      0.94888892     45.15469027     955.79419865     A1A         1.220000 %
A1B      881561FL3      1,000.00000000       0.00000000      1.14333330      1.14333330   1,000.00000000     A1B         1.470000 %
M1       881561FE9      1,000.00000000       0.00000000      1.28333311      1.28333311   1,000.00000000     M1          1.650000 %
M2       881561FF6      1,000.00000000       0.00000000      1.78888898      1.78888898   1,000.00000000     M2          2.300000 %
M3       881561FG4      1,000.00000000       0.00000000      1.94444481      1.94444481   1,000.00000000     M3          2.500000 %
B1       881561FH2      1,000.00000000       0.00000000      2.17777687      2.17777687   1,000.00000000     B1          2.800000 %
B2       881561FJ8      1,000.00000000       0.00000000      2.33333442      2.33333442   1,000.00000000     B2          3.000000 %
B3       881561FK5      1,000.00000000       0.00000000      3.30555519      3.30555519   1,000.00000000     B3          4.250000 %
N        881561FT6      1,000.00000000      76.07461970      4.66666667     80.74128636     923.92538030     N           6.000000 %
R        881561FS8      1,000.00000000   1,000.00000000      0.90000000  1,000.90000000       0.00000000     R           1.220000 %
TOTALS                  1,000.00000000      21.71214414      1.35402328     23.06616742     978.28785586

AXA      881561FA7      1,000.00000000       0.00000000      0.25000000      0.25000000     955.79419865     AXA         0.300000 %
AXB      881561FM1      1,000.00000000       0.00000000      0.04166665      0.04166665   1,000.00000000     AXB         0.050000 %
M1X      881561FB5      1,000.00000000       0.00000000      0.08333311      0.08333311   1,000.00000000     M1X         0.100000 %
M2X      881561FC3      1,000.00000000       0.00000000      0.08333307      0.08333307   1,000.00000000     M2X         0.100000 %
M3X      881561FD1      1,000.00000000       0.00000000      0.06666558      0.06666558   1,000.00000000     M3X         0.080000 %
-----------------------------------------------------------------------------------------------------    --------------------------

    *Note: Class N is a notional class. All payments of principal to Class N represent a reduction in the Class N Notional Amount.


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Eva D Aryeetey
                    JPMorgan Chase Bank - ITS - Global Debt
                        JPM, 4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-5429
                              Fax: (212) 623-5932
                        Email: eva.d.aryeetey@chase.com

          Principal Remittance Amount                                                                               4,516,650.93

          Scheduled Principal Payments                                                                                168,795.10

          Principal Prepayments                                                                                     4,347,855.83
                                Curtailments (Current)                                                                161,473.85
                                Curtailments (Cumulative)                                                             161,473.85

          Repurchase Principal (Current)
                                Balance of Mortgage Loans Repurchased                                                       0.00
                                Number of Mortgage Loans Repurchased                                                        0.00

          Repurchase Principal (Cumulative)
                                Balance of Mortgage Loans Repurchased                                                       0.00
                                Number of Mortgage Loans Repurchased                                                        0.00

          Substitution Amounts                                                                                              0.00

          Net Liquidation Proceeds                                                                                          0.00

          Insurance Proceeds                                                                                                0.00

          Other Principal                                                                                                   0.00

          Gross Interest                                                                                            1,307,835.40

          Prepayment Premiums (Current)
                                Number of Loans with Respect to which Prepayment Premiums were Collected                    0.00
                                Balance of Loans with Respect to which Prepayment Premiums were Collected                   0.00
                                Amount of Prepayment Premiums Collected                                                     0.00

          Prepayment Premiums (Cumulative)
                                Number of Loans with Respect to which Prepayment Premiums were Collected                    0.00
                                Balance of Loans with Respect to which Prepayment Premiums were Collected                   0.00
                                Amount of Prepayment Premiums Collected                                                     0.00

Servicing Related Reporting Items
            Recoveries from Prior Loss Determinations (Current)                                                               0.00
            Recoveries from Prior Loss Determinations (Cumulative)                                                            0.00

            Reimbursement of Non-Recoverable Advances Previously Made (Current)                                               0.00
            Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                            0.00

            Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                            0.00
            Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                         0.00

            Servicing Fees                                                                                               89,730.76
            Master Servicing Fees                                                                                         1,794.62

            Back-Up Servicing Fees                                                                                          756.94
            Credit Risk Manager Fees                                                                                      2,691.92

            Current Monthly Advances                                                                                           N/A
            Total Outstanding Advances                                                                                         N/A

            Initial Number of Loans Outstanding                                                                              1,044

            Initial Aggregate Loan Balance                                                                          215,353,813.62

            Beginning Number of Loans Outstanding                                                                            1,044

            Beginning Aggregate Loan Balance                                                                        215,353,813.62

            Ending Number of Loans Outstanding                                                                               1,026

            Ending Aggregate Loan Balance                                                                           210,837,162.69

            Delinquent Mortgage Loans
                                    Group Totals
                                                                              Principal
                                    Period                Number                Balance              Percentage
                                   0-29 days                       0                     0.00                  0.00 %
                                   30-59 days                     23             6,365,084.75                  3.02 %
                                   60-89 days                      0                     0.00                  0.00 %
                                   90-119 days                     1               315,636.99                  0.15 %
                                   120+days                        0                     0.00                  0.00 %
                                    Total                         24             6,680,721.74                  3.17 %
             * Delinquent Bankruptcies and Foreclosures are included in the table above.

             Bankruptcies
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00          0.00%

             Foreclosures
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00          0.00%

             REO Properties
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00          0.00%

             Book Value of REO Properties                                                                                   0.00

             Current Realized Losses                                                                                        0.00
             Cumulative Realized Losses                                                                                     0.00

             Gross Weighted Average Coupon                                                                              7.2876 %

             Net Weighted Average Coupon                                                                                6.7583 %

             Weighted Average Remaining Term (Prior Month)                                                                   348
             Weighted Average Remaining Term (Current Month)                                                                 347

Trigger Event Occurrence                                                                                                         NO
                Does Rolling 3 Mo Delinq Rate equal or exceed 43% of Required Pct?                                               NO
                Rolling 3 Month Delinquency Rate                                                                           0.1312 %

                Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                                  NO
                Cumulative Realized Losses as % of Orig Agg Loan Balance                                                   0.0000 %
                Required Loss Percentage (Effective May 2007)                                                              3.0000 %

O/C Reporting   Minimum Required Overcollateralization Amount                                                          1,225,722.20
                                      Percentage of Initial Aggregate Loan Balance                                           0.50 %
                Ending Overcollateralization Amount                                                                    4,070,340.87
                                      Percentage of Initial Aggregate Loan Balance                                           1.66 %
                Ending Overcollateralization Deficiency                                                                        0.00
                Monthly Excess Interest                                                                                1,065,784.98
                Net Excess Spread                                                                                            6.36 %
                Payment to Class N                                                                                        61,600.00
                Payment to Class X                                                                                             0.00

                Beginning Balance Prefunding Account                                                                  29,790,627.25
                Subsequent Transfer Amount                                                                                     0.00
                Distribution Account Deposit (applied to Principal Remittance Amount)                                          0.00
                Ending Balance Basis Risk Reserve Fund                                                                29,790,627.25

                Beginning Balance Capitalized Interest Account                                                           168,168.09
                Required Withdrawal                                                                                      167,779.22
                Ending Balance Capitalized Interest Account                                                                  388.87

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
